Exhibit 99.1

                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of Embryo Development Corporation (the "Company") on Form 10-QSB for the period ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew L. Harriton, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adoped pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.



                  By: /s/ Matthew L. Harriton
                     ------------------------
                      Matthew L. Harriton
                    Chief Executive Officer
                    Chief Financial Officer
                         March 13, 2003